UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21484
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2011
DATE OF REPORTING PERIOD: November 1, 2010 through April 30, 2011

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Strategic Total Return Fund (CSQ)

SEMIANNUAL REPORT APRIL 30, 2011

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TABLE OF CONTENTS

Letter to Shareholders	1

The Calamos Closed-End Funds: An Overview	5

Investment Team Discussion	6

Schedule of Investments	10

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes In Net Assets	19

Statement of Cash Flows	20

Notes to Financial Statements	21

Financial Highlights	29

Report of Independent Registered Public Accounting Firm	30

About Closed-End Funds	31

Level Rate Distribution Policy	32

Automatic Dividend Reinvestment Plan	32
Experience and Foresight

About Calamos Investments
For more than 30 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first open-end mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Three are enhanced fixed-income offerings, which pursue high current income from income and capital gains. Two are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Calamos Strategic Total Return Fund (CSQ), falls into this category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered low-volatility equity strategies, which seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.
CEO/Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2011. I encourage you to review this report carefully. It includes commentary and insights from the investment team, as well as a listing of portfolio holdings, financial data and highlights, and detailed information about the performance and allocation of your fund.

Calamos Strategic Total Return Fund (CSQ) is an income-oriented total return fund. This means we are focused not only on delivering a competitive stream of distributions, but also on total return.

CSQ utilizes an innovative approach designed to provide competitive distributions as a component of total return.

We are pleased to report that CSQ provided a steady stream of monthly distributions, while also participating in the rise of the U.S. equity market. We believe that these results—as well as the fund’s longer-term record—illustrate the benefits of a dynamic asset allocation and an income-oriented total return approach. In the Q&A beginning on page 6, we discuss the fund’s strategy and performance over the reporting period at greater length.

Steady and Competitive Distributions
CSQ’s distribution policy reflects our long-term perspective, focus on consistency, and risk-aware approach. We recognize that many of our investors prefer consistent monthly distributions, instead of unpredictable ones. This fund has a level rate distribution policy, which means we seek to keep distributions the same from month to month. We and the fund’s Board of Directors are committed to providing distributions that we believe can be sustained over the long-term. In setting the fund’s distribution level, we consider the market and economic environment, prevailing interest rates and the opportunities we see in individual securities and asset classes. We discuss the level distribution policy at greater length on pages 5 and 32.

Prudent Use of Leverage
In this fund, we have the flexibility to employ leverage to enhance total return and to support the fund’s distribution rate. Leverage involves borrowing money and reinvesting the proceeds. During the reporting period, we believed the economic environment was favorable for the prudent use of leverage. Our use of leverage contributed favorably to overall performance, as

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	1

Letter to Shareholders

we were able to achieve a higher return than our borrowing costs. We intend to continue to utilize leverage judiciously, as long as we believe it will serve the fund’s shareholders well.

As part of our emphasis on risk management, we employed interest rate swaps as a hedge against a potential rise in interest rates. We use these swaps to manage the borrowing costs associated with our leverage activities. Through these swaps, we essentially lock down an interest rate that we believe to be attractive. Currently, interest rates are at historically low levels throughout much of the fixed income market. However, given the current economic landscape, we believe that it is possible that rates could surge very quickly, even over a period of weeks, as was the case in the 1970s and 1980s. We believe the fund’s interest rate swaps could be a valuable tool to help protect the fund from increasing borrowing costs, should rates rise.

Markets Demonstrate Resilience
During the reporting period, unexpected events unsettled the U.S. markets. These included the earthquake and tsunami in Japan, as well as political turmoil and violence in the Middle East and North Africa. Other longer-running concerns persisted, such as the debt burdens of developed nations, commodity prices, inflationary pressures, and evolving geopolitical relationships between established and rising powers.

Yet on the whole, U.S. markets demonstrated considerable resilience, as market participants seemed to give increased attention to more positive influences. There were continued signs of improving economic conditions, such as many instances of improving corporate profits and balance sheets, as well as gains in private sector job growth. The credit markets remained open and strong, providing good access to capital for large cap and mid cap companies, in particular.

The S&P 500 Index, a measure of U.S. equity market performance, soared 16.36%. Equity-sensitive securities also participated in this advance, with the BofA Merrill Lynch U.S. All Convertible Ex-Mandatory Index returning 11.69%. The Credit Suisse High Yield Index rose 6.01%. However, as investors became increasingly attentive to the potential long-term implications of government debt and dollar devaluation, the broad bond market lagged, with the Barclays Capital U.S. Government/Credit Index returning -0.61%.

Positioned for Global Growth
We believe there are a number of long-term global trends that can drive growth opportunities for U.S. companies. As we have discussed previously, one of the most important of these trends is the growing prosperity of emerging economies. We believe that progress in emerging markets has exciting ramifications for countries and companies all over the world, including U.S. companies. These growth opportunities extend not only to companies that may benefit from infrastructure build-out, in sectors such as energy, materials and industrials, but also to businesses that provide goods and services that help individuals achieve an improved quality of life. We expect rising prosperity in

2	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Letter to Shareholders

emerging markets to drive demand for a wide variety of goods and services, ranging from cell phones to health care innovations and education.

In many ways what we are seeing, albeit on a much larger scale, is reminiscent of the economic development of the United States—from its earliest days as an agrarian nation, to an industrial power to the highly advanced, consumer-driven technological society of today. This growth has provided global opportunities, and we believe that the rising prosperity of emerging markets can do the same.

Other important trends we see include corporations’ focus on productivity enhancements, which we believe will drive technology spending. We also believe that individuals’ desire to be connected to information, each other and entertainment at all times and price points, creates opportunities for consumer-oriented technologies. We believe secular trends will also drive growth in some areas of health care, as populations in developed markets age.

We Are Finding Opportunities Across Asset Classes
CSQ invests in multiple asset classes, including equities, convertible securities and high yield bonds. Our team continues to find compelling investments in each of these groups. Broadly speaking, we are maintaining a focus on U.S. businesses with global footprints, global management and global revenue streams.

As we have discussed in recent interviews with national television networks and publications, we believe the case for U.S. growth-oriented equities is strong. On the whole, valuations are extremely attractive by a number of measures, such as future cash flows and growth assumptions. In my view, this is because market participants are very short-term in their focus. I believe that as more time passes, investors will likely take a longer-term perspective and rekindle their interest in growth companies. Our investment criteria have also led us to compelling investments in the global equity markets, including companies based in developed European markets and select emerging markets.

In addition to the growth opportunities we believe the equity market offers, we continue find attractive opportunities to invest in equity-sensitive securities, such as convertible securities. Although convertible security issuance has slowed in a low-rate environment, we continue to find a sufficient number of credits that offer the income and total return characteristics we seek.

While issuance in the high yield market has been robust, we are maintaining a selective approach in keeping with our focus on risk management as well as income. We have sought credits that offer attractive yields, as well as reliable debt servicing prospects and the opportunity for credit upgrades.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	3

Letter to Shareholders

In Closing
We believe that innovation thrives in all market environments. Our investment team continues to find many businesses that are guided by a spirit of creativity and entrepreneurship—companies that we have seen adapt and change as the global economy evolves.

While I believe that globalization presents a very exciting backdrop for investors, the prospects vary considerably—from company to company and from industry to industry. Because of this, an active approach to portfolio management is particularly important. We believe our decades of experience, our selective, risk-aware approach and our unwavering commitment to our shareholders will continue to differentiate CSQ as we pursue high income as a component of total return.

If you would like additional information about this fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). We also invite you to visit us at www.calamos.com.

We thank you for your continued trust. It is an honor to partner with you to help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.
CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

4	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into two broad categories: (1) enhanced fixed income and (2) total return. Funds in both groups provide a stream of income paid out on a monthly basis and invest in a combination of asset classes.

OBJECTIVE: ENHANCED FIXED INCOME	OBJECTIVE: TOTAL RETURN

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)	Calamos Global Total Return Fund (Ticker: CGO)
Invests in high-yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

Calamos Convertible and High Income Fund (Ticker: CHY)	Calamos Strategic Total Return Fund (Ticker: CSQ)
Invests in high-yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in global fixed-income securities, alternative investments and equities

Our Level Rate Distribution Policy

Investors often choose a closed-end fund because they seek a steady stream of income. In recognition of this, all five Calamos closed-end funds have adopted a level distribution policy. Our policy is to pay a distribution reflective of the funds’ past results and projected earnings potential through income as well as capital gains. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 32.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/11
Common Shares – Inception 3/26/04
			Since
	6 Months	1 Year	Inception**
On Market Price	13.68%	15.69%	2.75%

On NAV	15.79%	19.48%	5.53%

*Total return measures net investment income and net realized gain or loss from portfolio investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.
**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	18.3%

Energy	17.3

Health Care	13.1

Industrials	10.9

Consumer Discretionary	9.0

Consumer Staples	8.6

Financials	7.5

Materials	6.3

Telecommunication Services	5.4

Utilities	0.4

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the portfolio may hold.

STRATEGIC TOTAL RETURN FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s strategy, performance and positioning for the six-month period ended April 30, 2011.

Q. To provide a context for its performance, please discuss the fund’s strategy and role within an asset allocation.
A. Calamos Strategic Total Return Fund (CSQ) is a total return oriented offering that seeks to provide a steady stream of income paid out on a monthly basis. We invest in a diversified portfolio of equities, convertible securities and high yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned over the long-term to generate capital gains as well as income. This broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution, as well as equity participation.

While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets and good prospects for sustainable growth.

Q. How did the fund perform over the reporting period?
A. CSQ gained 15.79% on a net asset value (NAV) basis for the six-month period ending April 30, 2011, performing broadly in line with the broad equity market, as measured by the S&P 500 Index, up 16.36%. On a market price basis, the fund returned 13.68% for the same period.

Q. How do NAV and market price return differ?
A. Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings.

A fund’s NAV return measures the return of the individual securities of the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance.

6	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/11

Q. Please discuss the fund’s distributions during the annual period.
A. As we discussed in the opening letter, we employ a level rate distribution policy within this fund, with the goal of providing shareholders with a consistent distribution stream. The fund provided a steady distribution stream over the period. Monthly distributions were $0.0525 per share, and the fund’s annual distribution rate was 6.33% of market price as of April 30, 2011.

We believe that the fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2011, the dividend yield of S&P 500 Index stocks averaged 1.8%. Yields also remained low within the U.S. government bond market, with 10-Year Treasurys and 30-Year Treasurys yielding 3.5% and 4.5%, respectively. Moreover, we believe the fund’s distribution rate is particularly compelling in that the fund also captured much of the equity market’s return, demonstrating the potential merits of a total return approach.

Q. The fund is currently trading at a discount to its NAV. Please discuss this discount.
A. At of the close of the reporting period, the fund was trading at a discount of 13.39%. This means that its market share price is 13.39% less than its NAV price. As we have noted in the past, we believe that this may be favorable for long-term investors seeking to purchase shares because investors can buy shares of the portfolio at a price that is lower than the fair value of the portfolio, as measured by its NAV.

Q. What factors influenced performance over the reporting period?
A. As equity markets advanced and investors demonstrated a continued interest in income, the fund’s principal areas of focus—common stocks, convertible securities and high yield corporate bonds—all contributed favorably to performance. Broadly speaking, in the convertible securities and high yield corporate bond markets, many of the most speculative grade issues were favored by investors seeking yield. Because we take a total return approach that focuses on avoiding downside risk—and not solely the pursuit of income—we took a very select approach to these credits. This served to limit some upside performance over the semiannual period, but as risk-aware, total return investors, we believe our positioning is appropriate for the long-term.

From a sector perspective, an underweight position to the financial sector relative to the S&P 500 Index proved advantageous, as did our security selection decisions. The fund’s underweight reflects our long-standing concerns about the potential risks within much of the sector. For example, we believe unfolding regulation and deleveraging may hinder

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	7

Investment Team Discussion

revenue and profit growth in many banks. We have found opportunities within the financials industry however, in companies involved in activities such as investment banking and brokerage. The fund also benefited from its underweight position within the utilities sector. As investors were more optimistic about equities on the whole, this defensive sector trailed other areas of the S&P 500 Index. Generally, we have not found an abundance of attractive total return opportunities within this more highly regulated segment of the economy.

In contrast, although our security selection within the energy sector contributed favorably to performance in absolute terms, it slowed the pace of performance relative to the S&P 500 Index. In our positioning decisions, we sought to balance return considerations with a thorough assessment of potential risks, such as increased regulatory risks and commodity price volatility. In some cases, we chose to participate in the energy sector by investing in convertible issues. We did this as a way to potentially mitigate downside risk. Convertible securities blend equity and fixed income characteristics. Equity characteristics provide the opportunity for upside participation, while fixed income characteristics, such as coupon income, may provide a degree of downside resilience. The fund’s convertible issues in the sector captured much of the upside performance but lagged behind the equities in the sector. Security selection decisions within the health care sector also detracted from overall performance, particularly names within the pharmaceuticals industry. Within the health care sector, we have found a number of securities at what we believe are attractive valuations. We are favoring areas such as pharmaceuticals, based on our view of their growth prospects, while remaining cautious in regard to areas that may be particularly adversely affected by health care regulation.

Our use of leverage was also beneficial to the fund’s performance. We were able to borrow at low rates and then invest the proceeds in securities that generated higher returns. As we discussed in the opening letter, we utilized interest rate swaps to lock in an interest rate we believe to be attractive and to provide a hedge against a potential rise in interest rates.

Q. How is the fund positioned?
A. We have found securities across asset classes that we believe support our focus on income-oriented total return. In the current environment, we have emphasized common stocks, which make up more than half of the portfolio as of April 30, 2011. Broadly speaking, we have favored larger U.S.-based global businesses, with diversified revenues and strong brands. We believe that these companies may be particularly well positioned to capitalize on the growth trends we see around the world, including those related to emerging markets. Convertible securities represent slightly more than one-fifth of the portfolio, while corporate bonds represent slightly less than one-fifth of the portfolio. In regard to the fund’s convertible securities and corporate bonds, we seek out companies that we believe offer reliable debt servicing and the potential for credit upgrades. Where possible, we also favor those with global business strategies. In keeping with our risk-conscious approach to income, we favored a mix of investment grade credits and credits from the higher tiers of the high-yield universe (generally recognized as credits with ratings less than BBB). From a sector perspective, we have found the most compelling opportunities within the information technology, energy and health care sectors.

8	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Investment Team Discussion

Q. What is your outlook for Calamos Strategic Total Return Fund?
A. We believe that the fund’s dynamic multi-asset class approach will continue to provide us with enhanced opportunities to achieve income-oriented total return, both in the current low rate environment as well as in an environment where rates could rise, perhaps quite suddenly. Because this fund can invest in convertible securities, common stocks and corporate bonds, we believe it may be less susceptible to U.S. interest rate changes that could result from dollar devaluation and government debt, versus funds that rely primarily on U.S. Treasury bonds or municipal securities for yield.

In our view, active, multi-faceted risk management will remain very important. Recovery is underway in the U.S., but we do not believe that the current environment is one in which “a rising tide will lift all boats.” We do expect continued spikes in volatility, and in this environment, we believe that our ability to utilize a broad range of securities will remain an important differentiator of our income-oriented approach to total return.

We are optimistic about the prospects of many U.S. companies with global strategies and global reach, given our views on global economic growth and the long-term secular trends in many parts of the world. We believe that the markets provide ample opportunities for this fund’s income-oriented approach to total return, and we maintain high conviction in its strategy.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	9

Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
CORPORATE BONDS (25.7%)

	Consumer Discretionary (5.0%)
14,010,000	DISH Network Corp. 7.125%, 02/01/16	$14,990,700
4,519,000	Exide Technologies* 8.625%, 02/01/18	4,869,223
15,366,000	Hanesbrands, Inc.‡ 3.831%, 12/15/14	15,442,830
6,508,000	Jarden Corp. 7.500%, 05/01/17	7,020,505
4,519,000	Liberty Media Corp. 8.250%, 02/01/30	4,406,025
3,164,000	Live Nation Entertainment, Inc.* 8.125%, 05/15/18	3,243,100
4,415,000	MGM Resorts International 7.500%, 06/01/16	4,304,625
6,689,000	NetFlix, Inc. 8.500%, 11/15/17	7,592,015
	Royal Caribbean Cruises, Ltd.
11,750,000	7.500%, 10/15/27	11,779,375
4,158,000	7.250%, 06/15/16	4,459,455
	Service Corp. International
4,519,000	6.750%, 04/01/16	4,880,520
3,616,000	7.000%, 05/15/19	3,860,080
1,582,000	Wynn Las Vegas, LLC 7.750%, 08/15/20	1,736,245

		88,584,698

	Consumer Staples (1.7%)
10,621,000	Chiquita Brands International, Inc. 7.500%, 11/01/14	10,793,591
5,107,000	Darling International, Inc.* 8.500%, 12/15/18	5,592,165
13,558,000	Smithfield Foods, Inc. 7.750%, 07/01/17	14,676,535

		31,062,291

	Energy (3.8%)
2,291,000	Berry Petroleum Company 8.250%, 11/01/16	2,434,187
3,616,000	Brigham Exploration Company 8.750%, 10/01/18	4,049,920
2,983,000	Complete Production Services, Inc. 8.000%, 12/15/16	3,161,980
7,231,000	Comstock Resources, Inc. 8.375%, 10/15/17	7,664,860
4,971,000	Concho Resources, Inc.µ 8.625%, 10/01/17	5,517,810
	Frontier Oil Corp.
4,049,000	6.875%, 11/15/18	4,251,450
904,000	8.500%, 09/15/16	985,360
2,712,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	2,779,800
2,296,000	Holly Corp. 9.875%, 06/15/17	2,600,220
2,712,000	Pride International, Inc. 8.500%, 06/15/19	3,411,940
4,519,000	SESI, LLCµ 6.875%, 06/01/14	4,637,624
	Swift Energy Company
7,231,000	8.875%, 01/15/20	7,954,100
5,835,000	7.125%, 06/01/17	6,010,050
4,149,000	Trinidad Drilling, Ltd.* 7.875%, 01/15/19	4,418,685
7,043,000	Williams Companies, Inc. 7.750%, 06/15/31	8,570,662

		68,448,648

	Financials (2.2%)
15,041,000	Leucadia National Corp. 8.125%, 09/15/15	16,770,715
9,039,000	Nuveen Investments, Inc. 10.500%, 11/15/15	9,457,054
3,164,000	OMEGA Healthcare Investors, Inc. 7.500%, 02/15/20	3,393,390
9,491,000	Senior Housing Properties Trust 8.625%, 01/15/12	9,896,645

		39,517,804

	Health Care (2.4%)
4,519,000	Community Health Systems, Inc. 8.875%, 07/15/15	4,631,975
5,423,000	Giant Funding Corp.* 8.250%, 02/01/18	5,653,478
	HealthSouth Corp.
2,260,000	7.750%, 09/15/22	2,409,725
1,808,000	7.250%, 10/01/18	1,916,480
	Mylan, Inc.*
4,519,000	7.875%, 07/15/20	5,016,090
3,765,000	7.625%, 07/15/17	4,141,500
3,616,000	Talecris Biotherapeutics Holdings Corp. 7.750%, 11/15/16	3,995,680
	Valeant Pharmaceuticals International, Inc.*
8,135,000	7.000%, 10/01/20	8,033,312
1,356,000	6.750%, 10/01/17	1,356,000
4,971,000	Warner Chilcott Company, LLC* 7.750%, 09/15/18	5,263,046

		42,417,286

	Industrials (2.4%)
3,616,000	BE Aerospace, Inc. 8.500%, 07/01/18	4,040,880
2,034,000	Belden, Inc. 7.000%, 03/15/17	2,110,275
4,519,000	Gardner Denver, Inc. 8.000%, 05/01/13	4,535,946

10	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
4,095,000		H&E Equipment Services, Inc. 8.375%, 07/15/16	$4,274,156
		Oshkosh Corp.
2,169,000		8.500%, 03/01/20	2,429,280
1,247,000		8.250%, 03/01/17	1,382,611
4,519,000		Spirit AeroSystems Holdings, Inc. 7.500%, 10/01/17	4,925,710
3,127,000		SPX Corp. 7.625%, 12/15/14	3,474,879
1,808,000		Terex Corp. 8.000%, 11/15/17	1,921,000
4,284,000		Triumph Group, Inc. 8.000%, 11/15/17	4,594,590
3,616,000		Tutor Perini Corp.* 7.625%, 11/01/18	3,706,400
4,519,000		WESCO Distribution, Inc. 7.500%, 10/15/17	4,688,463

			42,084,190

		Information Technology (3.6%)
		Advanced Micro Devices, Inc.
8,135,000		7.750%, 08/01/20	8,521,412
3,896,000		8.125%, 12/15/17	4,139,500
		Amkor Technology, Inc.
14,462,000		9.250%, 06/01/16	15,257,410
2,712,000		7.375%, 05/01/18	2,861,160
3,796,000		Equinix, Inc.µ 8.125%, 03/01/18	4,128,150
813,000		Fidelity National Information Services, Inc. 7.875%, 07/15/20	902,430
271,000		Hynix Semiconductor, Inc.* 7.875%, 06/27/17	288,290
9,943,000		iGATE Corp.* 9.000%, 05/01/16	10,241,290
1,808,000		Lexmark International, Inc. 6.650%, 06/01/18	1,964,826
8,080,000		MEMC Electronic Materials, Inc.* 7.750%, 04/01/19	8,433,500
6,689,000		Xerox Corp. 8.000%, 02/01/27	6,802,499

			63,540,467

		Materials (2.0%)
1,808,000		Allegheny Ludlum Corp. 6.950%, 12/15/25	1,968,829
2,443,000		Nalco Holding Company 8.250%, 05/15/17	2,672,031
2,748,000		Silgan Holdings, Inc. 7.250%, 08/15/16	2,971,275
		Steel Dynamics, Inc.
5,577,000		7.750%, 04/15/16	5,995,275
1,265,000		7.625%, 03/15/20	1,391,500
		Union Carbide Corp.
9,898,000		7.875%, 04/01/23~	11,349,146
7,819,000		7.500%, 06/01/25	8,707,442

			35,055,498

		Telecommunication Services (2.6%)
		Frontier Communications Corp.
15,999,000		9.000%, 08/15/31µ	16,558,965
3,435,000		8.250%, 04/15/17	3,739,856
4,444,000		MetroPCS Wireless, Inc. 7.875%, 09/01/18	4,810,630
13,133,000		Qwest Communications International, Inc.µ 7.750%, 02/15/31	14,085,143
		Windstream Corp.
3,616,000		7.500%, 04/01/23*	3,688,320
1,808,000		7.750%, 10/15/20	1,925,520
1,808,000		7.750%, 10/15/20*	1,925,520

			46,733,954

		TOTAL CORPORATE BONDS (Cost $432,194,863)	457,444,836

CONVERTIBLE BONDS (12.9%)

		Consumer Discretionary (2.3%)
		Interpublic Group of Companies, Inc.
7,500,000		4.250%, 03/15/23	8,475,000
1,795,000		4.750%, 03/15/23	2,214,581
15,000,000		Liberty Media Corp. (Time Warner, Inc.)§ 3.125%, 03/30/23	18,450,000
13,164,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	11,123,580

			40,263,161

		Energy (0.7%)
8,290,000		SM Energy Company 3.500%, 04/01/27	12,020,500

		Financials (1.3%)
20,020,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	23,298,275

		Industrials (1.1%)
18,000,000		Trinity Industries, Inc. 3.875%, 06/01/36	19,777,500

		Information Technology (5.3%)
3,250,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	6,142,530
16,000,000		Euronet Worldwide, Inc. 3.500%, 10/15/25	16,060,000
1,400,000		Hynix Semiconductor, Inc. 2.650%, 05/14/15	1,715,252

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	11

Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
31,500,000		Intel Corp. 2.950%, 12/15/35	$33,744,375
33,900,000		Linear Technology Corp. 3.000%, 05/01/27	36,823,875

			94,486,032

		Materials (2.2%)
12,500,000		Anglo American, PLC 4.000%, 05/07/14	24,651,923
9,000,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	11,351,241
2,000,000		Newmont Mining Corp. 3.000%, 02/15/12	2,622,500

			38,625,664

		TOTAL CONVERTIBLE BONDS (Cost $210,563,905)	228,471,132

U.S. GOVERNMENT AND AGENCY SECURITIES (0.9%)
		United States Treasury Note~
13,558,000		1.000%, 03/31/12	13,653,408
2,712,000		0.875%, 01/31/12	2,726,303

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $16,376,503)	16,379,711

SOVEREIGN BONDS (1.5%)
		Federal Republic of Brazil
3,118,000	BRL	10.000%, 01/01/12	20,146,339
904,000	BRL	10.000%, 01/01/13	5,705,446

		TOTAL SOVEREIGN BONDS (Cost $23,453,213)	25,851,785

SYNTHETIC CONVERTIBLE SECURITIES (3.5%)
Corporate Bonds (2.7%)

		Consumer Discretionary (0.5%)
1,490,000		DISH Network Corp. 7.125%, 02/01/16	1,594,300
481,000		Exide Technologies* 8.625%, 02/01/18	518,277
1,634,000		Hanesbrands, Inc.‡ 3.831%, 12/15/14	1,642,170
692,000		Jarden Corp. 7.500%, 05/01/17	746,495
481,000		Liberty Media Corp. 8.250%, 02/01/30	468,975
336,000		Live Nation Entertainment, Inc.* 8.125%, 05/15/18	344,400
470,000		MGM Resorts International 7.500%, 06/01/16	458,250
711,000		NetFlix, Inc. 8.500%, 11/15/17	806,985
		Royal Caribbean Cruises, Ltd.
1,250,000		7.500%, 10/15/27	1,253,125
442,000		7.250%, 06/15/16	474,045
		Service Corp. International
481,000		6.750%, 04/01/16	519,480
384,000		7.000%, 05/15/19	409,920
168,000		Wynn Las Vegas, LLC 7.750%, 08/15/20	184,380

			9,420,802

		Consumer Staples (0.2%)
1,129,000		Chiquita Brands International, Inc. 7.500%, 11/01/14	1,147,346
543,000		Darling International, Inc.* 8.500%, 12/15/18	594,585
1,442,000		Smithfield Foods, Inc. 7.750%, 07/01/17	1,560,965

			3,302,896

		Energy (0.4%)
244,000		Berry Petroleum Company 8.250%, 11/01/16	259,250
384,000		Brigham Exploration Company 8.750%, 10/01/18	430,080
317,000		Complete Production Services, Inc. 8.000%, 12/15/16	336,020
769,000		Comstock Resources, Inc. 8.375%, 10/15/17	815,140
529,000		Concho Resources, Inc.µ 8.625%, 10/01/17	587,190
		Frontier Oil Corp.
431,000		6.875%, 11/15/18	452,550
96,000		8.500%, 09/15/16	104,640
288,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	295,200
244,000		Holly Corp. 9.875%, 06/15/17	276,330
288,000		Pride International, Inc. 8.500%, 06/15/19	362,330
481,000		SESI, LLCµ 6.875%, 06/01/14	493,626
		Swift Energy Company
769,000		8.875%, 01/15/20	845,900
620,000		7.125%, 06/01/17	638,600
441,000		Trinidad Drilling, Ltd.* 7.875%, 01/15/19	469,665
749,000		Williams Companies, Inc. 7.750%, 06/15/31	911,462

			7,277,983

		Financials (0.2%)
1,599,000		Leucadia National Corp. 8.125%, 09/15/15	1,782,885
961,000		Nuveen Investments, Inc. 10.500%, 11/15/15	1,005,446

12	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
336,000	OMEGA Healthcare Investors, Inc. 7.500%, 02/15/20	$360,360
1,009,000	Senior Housing Properties Trust 8.625%, 01/15/12	1,052,125

		4,200,816

	Health Care (0.3%)
481,000	Community Health Systems, Inc. 8.875%, 07/15/15	493,025
577,000	Giant Funding Corp.* 8.250%, 02/01/18	601,523
	HealthSouth Corp.
240,000	7.750%, 09/15/22	255,900
192,000	7.250%, 10/01/18	203,520
	Mylan, Inc.*
481,000	7.875%, 07/15/20	533,910
400,000	7.625%, 07/15/17	440,000
384,000	Talecris Biotherapeutics Holdings Corp. 7.750%, 11/15/16	424,320
	Valeant Pharmaceuticals International, Inc.*
865,000	7.000%, 10/01/20	854,187
144,000	6.750%, 10/01/17	144,000
529,000	Warner Chilcott Company, LLC* 7.750%, 09/15/18	560,079

		4,510,464

	Industrials (0.2%)
384,000	BE Aerospace, Inc. 8.500%, 07/01/18	429,120
216,000	Belden, Inc. 7.000%, 03/15/17	224,100
481,000	Gardner Denver, Inc. 8.000%, 05/01/13	482,804
435,000	H&E Equipment Services, Inc. 8.375%, 07/15/16	454,031
	Oshkosh Corp.
231,000	8.500%, 03/01/20	258,720
133,000	8.250%, 03/01/17	147,464
481,000	Spirit AeroSystems Holdings, Inc.
	7.500%, 10/01/17	524,290
333,000	SPX Corp. 7.625%, 12/15/14	370,046
192,000	Terex Corp. 8.000%, 11/15/17	204,000
456,000	Triumph Group, Inc. 8.000%, 11/15/17	489,060
384,000	Tutor Perini Corp.* 7.625%, 11/01/18	393,600
481,000	WESCO Distribution, Inc. 7.500%, 10/15/17	499,038

		4,476,273

	Information Technology (0.4%)
	Advanced Micro Devices, Inc.
865,000	7.750%, 08/01/20	906,088
414,000	8.125%, 12/15/17	439,875
	Amkor Technology, Inc.
1,538,000	9.250%, 06/01/16	1,622,590
288,000	7.375%, 05/01/18	303,840
404,000	Equinix, Inc.µ 8.125%, 03/01/18	439,350
87,000	Fidelity National Information Services, Inc. 7.875%, 07/15/20	96,570
29,000	Hynix Semiconductor, Inc.* 7.875%, 06/27/17	30,850
1,057,000	iGATE Corp.* 9.000%, 05/01/16	1,088,710
192,000	Lexmark International, Inc. 6.650%, 06/01/18	208,654
859,000	MEMC Electronic Materials, Inc.* 7.750%, 04/01/19	896,581
711,000	Xerox Corp. 8.000%, 02/01/27	723,064

		6,756,172

	Materials (0.2%)
192,000	Allegheny Ludlum Corp. 6.950%, 12/15/25	209,079
260,000	Nalco Holding Company 8.250%, 05/15/17	284,375
292,000	Silgan Holdings, Inc. 7.250%, 08/15/16	315,725
	Steel Dynamics, Inc.
593,000	7.750%, 04/15/16	637,475
135,000	7.625%, 03/15/20	148,500
	Union Carbide Corp.
1,052,000	7.875%, 04/01/23~	1,206,234
831,000	7.500%, 06/01/25	925,423

		3,726,811

	Telecommunication Services (0.3%)
	Frontier Communications Corp.
1,701,000	9.000%, 08/15/31µ	1,760,535
365,000	8.250%, 04/15/17	397,394
473,000	MetroPCS Wireless, Inc. 7.875%, 09/01/18	512,023
1,397,000	Qwest Communications International, Inc.µ 7.750%, 02/15/31	1,498,282
	Windstream Corp.
384,000	7.500%, 04/01/23*	391,680
192,000	7.750%, 10/15/20	204,480
192,000	7.750%, 10/15/20*	204,480

		4,968,874

	TOTAL CORPORATE BONDS	48,641,091

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	13

Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
U.S. Government and Agency Securities (0.1%)
		United States Treasury Note~
1,442,000		1.000%, 03/31/12	$1,452,147
288,000		0.875%, 01/31/12	289,519

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	1,741,666

Sovereign Bonds (0.2%)
		Federal Republic of Brazil
332,000	BRL	10.000%, 01/01/12	2,145,152
96,000	BRL	10.000%, 01/01/13	605,888

		TOTAL SOVEREIGN BONDS	2,751,040

NUMBER OF
CONTRACTS			VALUE
Purchased Options (0.5%) #

		Information Technology (0.5%)
315		Apple, Inc. Call, 01/19/13, Strike $290.00	2,971,237
5,800		EMC Corp. Call, 01/19/13, Strike $25.00	3,291,500
3,600		Oracle Corp. Call, 01/19/13, Strike $30.00	3,114,000

		TOTAL PURCHASED OPTIONS	9,376,737

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $56,785,829)	62,510,534

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (10.4%)

		Consumer Discretionary (0.6%)
82,933		Stanley Black & Decker, Inc. 4.750%	9,781,947

		Consumer Staples (2.6%)
720,000		Archer-Daniels-Midland Companyµ 6.250%	33,710,400
111,900		Bunge, Ltd. 4.875%	11,945,325

			45,655,725

		Energy (1.5%)
385,000		Apache Corp. 6.000%	27,096,300

		Financials (3.3%)
43,000		Bank of America Corp. 7.250%	44,892,000
165,000		MetLife, Inc. 5.000%	14,444,100

			59,336,100

		Materials (1.8%)
339,400		Vale, SAµ 6.750%	32,318,414

		Utilities (0.6%)
200,000		NextEra Energy, Inc. 7.000%	10,380,000

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $170,859,067)	184,568,486

NUMBER OF
UNITS			VALUE
STRUCTURED EQUITY-LINKED SECURITIES (2.6%) +*

		Energy (1.4%)
485,000		Barclays Capital, Inc. (Nabors Industries, Ltd.) 12.000%, 06/04/11	12,222,000
365,000		Deutsche Bank, AG (Chesapeake Energy Corp.) 8.000%, 01/24/12	12,045,000

			24,267,000

		Materials (1.2%)
212,800		Credit Suisse Group (Barrick Gold Corp.) 11.000%, 05/24/11	10,835,776
239,000		Goldman Sachs Group, Inc. (Goldcorp, Inc.) 12.000%, 07/20/11	11,244,950

			22,080,726

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $43,530,755)	46,347,726

NUMBER OF
SHARES			VALUE
COMMON STOCKS (72.8%)

		Consumer Discretionary (3.4%)
100,000		Amazon.com, Inc.µ#	19,650,000
800,000		Carnival Corp.µ	30,456,000
300,000		CBS Corp.µ	7,566,000
85,829		General Motors Company#	2,754,259

			60,426,259

		Consumer Staples (6.8%)
1,275,000		Coca-Cola Companyµ	86,011,500
165,000		Companhia de Bebidas das Americas	5,375,700
250,000		Kimberly-Clark Corp.µ	16,515,000
450,000		Sysco Corp.µ	13,009,500

			120,911,700

14	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
		Energy (15.0%)
800,000		BP, PLCµ	$36,912,000
665,000		Chevron Corp.µ	72,777,600
17,000,000	HKD	CNOOC, Ltd.	42,254,813
775,000		ConocoPhillipsµ	61,170,750
100,000		Diamond Offshore Drilling, Inc.	7,587,000
575,000		Marathon Oil Corp.µ	31,073,000
50,000	EUR	Technip, SA	5,641,503
150,000	EUR	TOTAL, SA	9,606,209

			267,022,875

		Financials (2.8%)
42,000		American International Group, Inc.#	1,308,300
500,000		Bank of America Corp.µ	6,140,000
1,727,457		Citigroup, Inc.µ#	7,929,028
600,000		JPMorgan Chase & Company	27,378,000
158,074		Lincoln National Corp.µ	4,936,651
71,676		Wells Fargo & Company	2,086,488

			49,778,467

		Health Care (14.7%)
925,000		Bristol-Myers Squibb Companyµ	25,992,500
300,000		Eli Lilly and Companyµ	11,103,000
945,000		Johnson & Johnsonµ	62,105,400
2,559,134		Merck & Company, Inc.µ	92,000,867
3,300,000		Pfizer, Inc.µ	69,168,000

			260,369,767

		Industrials (10.7%)
312,192		Avery Dennison Corp.	13,030,894
230,000		Boeing Companyµ	18,349,400
170,000		Eaton Corp.µ	9,100,100
3,135,000		General Electric Companyµ	64,110,750
480,000		Honeywell International, Inc.µ	29,390,400
450,000		Masco Corp.µ	6,039,000
135,000	EUR	Siemens, AG	19,636,936
335,000		United Technologies Corp.µ	30,009,300

			189,666,780

		Information Technology (14.3%)
1,550,000		Applied Materials, Inc.	24,319,500
250,000		Canon, Inc.	11,792,500
600,000		eBay, Inc.µ#	20,640,000
700,000	TWD	HTC Corp.	31,861,678
1,787,000		Intel Corp.µ	41,440,530
1,625,000		Microsoft Corp.µ	42,282,500
300,000		Nintendo Company, Ltd.µ	8,859,690
2,200,000		Nokia Corp.µ	20,306,000
510,000		QUALCOMM, Inc.µ	28,988,400
375,000		SAP, AG	24,198,750

			254,689,548

		Materials (0.9%)
400,000		Dow Chemical Companyµ	16,396,000

		Telecommunication Services (4.2%)
1,225,000		AT&T, Inc.µ	38,122,000
450,000	EUR	France Telecom, SA	10,545,461
153,385		Frontier Communications Corp.	1,268,494
639,000		Verizon Communications, Inc.µ	24,141,420

			74,077,375

		TOTAL COMMON STOCKS (Cost $1,429,536,589)	1,293,338,771

WARRANTS (0.2%)

		Consumer Discretionary (0.2%)
		General Motors Company#
78,027		07/10/16	1,807,878
78,027		07/10/19	1,388,874

		TOTAL WARRANTS (Cost $12,545,504)	3,196,752

SHORT TERM INVESTMENT (1.8%)
32,304,347		Fidelity Prime Money Market Fund - Institutional Class (Cost $32,304,347)	32,304,347

TOTAL INVESTMENTS (132.3%) (Cost $2,428,150,575)			2,350,414,080

LIABILITIES, LESS OTHER ASSETS (-32.3%)			(574,084,329)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$1,776,329,751

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (‘‘QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2011, the value of 144A securities that could not be exchanged to the registered form is $75,661,715 or 4.3% of net assets applicable to common shareholders.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2011.

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $1,043,642,450. $519,926,728 of the collateral has been re-registered by the counterparty.

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	15

Schedule of Investments April 30, 2011 (Unaudited)

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and swaps. The aggregate value of such securities aggregate a total value of $29,244,272.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

						UNREALIZED
	FIXED RATE		FLOATING RATE	TERMINATION	NOTIONAL	APPRECIATION/
COUNTERPARTY	(FUND PAYS)		(FUND RECEIVES)	DATE	AMOUNT	(DEPRECIATION)
BNP Paribas, SA	1.8525%	quarterly	3 month LIBOR	09/14/12	$108,100,000	$(2,288,046)
BNP Paribas, SA	2.5350%	quarterly	3 month LIBOR	03/09/14	90,000,000	(3,832,527)
BNP Paribas, SA	2.9700%	quarterly	3 month LIBOR	07/03/14	75,000,000	(4,091,840)
BNP Paribas, SA	2.0200%	quarterly	3 month LIBOR	03/09/12	60,000,000	(1,026,311)
BNP Paribas, SA	3.3550%	quarterly	3 month LIBOR	06/09/14	60,000,000	(4,137,023)
BNP Paribas, SA	2.1350%	quarterly	3 month LIBOR	07/03/12	52,000,000	(1,135,614)
BNP Paribas, SA	2.4700%	quarterly	3 month LIBOR	06/11/12	40,000,000	(1,064,095)

						$(17,575,456)

16	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities  April 30, 2011 (Unaudited)

ASSETS
Investments in securities, at value (cost $2,428,150,575)	$2,350,414,080
Foreign currency (cost $3)	3
Receivables:
Accrued interest and dividends	15,248,457
Investments sold	15,063,891
Prepaid expenses	141,075
Other assets	251,826

Total assets	2,381,119,332

LIABILITIES
Unrealized depreciation on interest rate swaps	17,575,456
Payables:
Note payable	566,000,000
Investments purchased	18,600,137
Affiliates:
Investment advisory fees	1,866,208
Deferred compensation to trustees	251,826
Financial accounting fees	21,288
Trustees’ fees and officer compensation	29,888
Other accounts payable and accrued liabilities	444,778

Total liabilities	604,789,581

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,776,329,751

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 154,514,000 shares issued and outstanding	$2,141,935,910
Undistributed net investment income (loss)	(46,433,410)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(223,861,985)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	(95,310,764)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,776,329,751

Net asset value per common shares based upon 154,514,000 shares issued and outstanding	$11.50

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	17

Statement of Operations  Six Months Ended April 30, 2011 (Unaudited)

INVESTMENT INCOME
Interest	$23,942,841
Dividends	24,440,769
Securities lending income	129,254
Dividend taxes withheld	(110,008)

Total investment income	48,402,856

EXPENSES
Investment advisory fees	10,952,886
Interest expense and related fees	5,126,630
Financial accounting fees	124,755
Printing and mailing fees	105,700
Registration fees	67,694
Trustees’ fees and officer compensation	64,003
Audit fees	60,212
Custodian fees	60,099
Accounting fees	59,714
Legal fees	45,215
Transfer agent fees	14,447
Other	66,650

Total expenses	16,748,005

NET INVESTMENT INCOME (LOSS)	31,654,851

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(25,609,288)
Purchased options	(2,145,521)
Foreign currency transactions	(11,974)
Interest rate swaps	(5,234,601)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	229,397,321
Purchased options	3,099,848
Foreign currency translations	10,744
Interest rate swaps	6,871,817

NET GAIN (LOSS)	206,378,346

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$238,033,197

18	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED)
	SIX MONTHS
	ENDED	YEAR ENDED
	APRIL 30,	OCTOBER 31,
	2011	2010
OPERATIONS
Net investment income (loss)	$31,654,851	$78,139,439
Net realized gain (loss)	(33,001,384)	(34,543,823)
Change in unrealized appreciation/(depreciation)	239,379,730	189,589,487

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	238,033,197	233,185,103

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(48,671,910)	(78,719,537)
Return of capital	—	(18,624,283)

Net decrease in net assets from distributions to common shareholders	(48,671,910)	(97,343,820)

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	189,361,287	135,841,283

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$1,586,968,464	$1,451,127,181

End of period	1,776,329,751	1,586,968,464

Undistributed net investment income (loss)	$(46,433,410)	$(29,416,351)

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	19

Statement of Cash Flows  Six Months Ended April 30, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$238,033,197
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(342,009,116)
Net proceeds from disposition of short term investments	21,095,591
Proceeds from disposition of investment securities	314,937,437
Amortization and accretion of fixed-income securities	(318,716)
Net realized gains/losses from investments, excluding purchased options	25,609,288
Net realized gains/losses from purchased options	2,145,521
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(229,397,321)
Change in unrealized appreciation or depreciation on purchased options	(3,099,848)
Change in unrealized appreciation or depreciation on interest rate swaps	(6,871,817)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	1,575,997
Prepaid expenses	(102,366)
Other assets	(39,979)
Increase/(decrease) in liabilities:
Payables to affiliates	145,486
Other accounts payable and accrued liabilities	(31,441)

Net cash provided by/(used in) operating activities	$21,671,913

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to common shareholders	(48,671,910)
Proceeds from note payable	27,000,000

Net cash provided by/(used in) financing activities	$(21,671,910)

Net increase/(decrease) in cash and foreign currency*	$3

Cash at beginning of period	$—

Cash and foreign currency at end of period	$3

Supplemental disclosure
Cash paid for interest and related fees	$5,200,799

* Includes net change in unrealized appreciation or depreciation on foreign currency of $0.

20	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies
Organization. Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund invests primarily in common and preferred stocks and income producing securities such as investment grade and below grade debt securities.

Fund Valuation. The valuation of the Fund’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	21

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007—2009 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

22	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $251,826 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2011. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2011.

Note 3 – Investments
The cost of purchases and proceeds from sale of long-term investments, for the period ended April 30, 2011 were as follows:

Cost of purchases	$277,918,303
Proceeds from sales	$218,003,666

The following information is presented on a federal income tax basis as of April 30, 2011. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2011 was as follows:

Cost basis of investments	$2,547,114,066
,
Gross unrealized appreciation	175,626,451
Gross unrealized depreciation	(372,326,437)

Net unrealized appreciation (depreciation)	$(196,699,986)

Note 4 – Income Taxes
The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	23

Notes to Financial Statements

distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2011 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal period ended October 31, 2010 were characterized for federal income tax purposes as follows:

YEAR ENDED
OCTOBER 31, 2010
Distributions paid from:
Ordinary income	$78,719,537
Long-term capital gains	—
Return of Capital	18,624,283

As of October 31, 2010, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(122,441,067)
Net unrealized gains/(losses)	(432,335,018)

Total accumulated earnings/(losses)	(554,776,085)
Other	(191,361)
Paid-in capital	2,141,935,910

Net assets applicable to common shareholders	$1,586,968,464

As of October 31, 2010, the Fund had capital loss carryforwards which, if not used, will expire as follows:

2017	$(93,495,897)
2018	(28,945,170)

Note 5 – Common Shares
There are unlimited common shares of beneficial interest authorized and 154,514,000 shares outstanding at April 30, 2011. Calamos Advisors owned 25,606 of the outstanding shares at April 30, 2011. Transactions in common shares were as follows:

	PERIOD ENDED	YEAR ENDED
	APRIL 30, 2011	OCTOBER 31, 2010
Beginning shares	154,514,000	154,514,000
Shares issued through reinvestment of distributions	—	—

Ending shares	154,514,000	154,514,000

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

Note 6 – Derivative Instruments
Foreign Currency Risk. The Fund engaged in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at

24	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements

forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at April 30, 2011.

Equity Risk. The Fund engages in option transactions and in doing so achieves the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Interest Rate Risk. The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) from interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2011, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	25

Notes to Financial Statements

Below are the types of derivatives in the Fund by gross value as of April 30, 2011:

	ASSETS		LIABILITIES
	STATEMENT OF ASSETS &		STATEMENT OF ASSETS &
	LIABILITIES LOCATION	VALUE	LIABILITIES LOCATION	VALUE
Derivative Type:
Equity – Purchased options	Investments in securities	$9,376,737
Interest Rate Swaps	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	$17,575,456

Volume of Derivative Activity for the Six Months Ended April 30, 2011*

Equity:
Purchased options	9,400

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

Note 7 – Borrowings
The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to an initial limit of $1,080,000,000 and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. For the period ended April 30, 2011, the average borrowings under the Agreement and the average interest rate were $539,447,514 and 1.18%, respectively. As of April 30, 2011, the amount of such outstanding borrowings is $566,000,000. The interest rate applicable to the borrowings on April 30, 2011 was 0.92%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings.

26	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements

Note 8 – Synthetic Convertible Securities
The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 9 – Structured Equity-Linked Securities
The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities is recorded as dividends on the Statement of Operations.

Note 10 – Valuations
Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities (including U.S. government and government agency obligations) are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	27

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	STRATEGIC TOTAL RETURN FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$457,444,836	$—	$457,444,836
Convertible Bonds		228,471,132		$228,471,132
U.S. Government and Agency Securities		16,379,711		$16,379,711
Sovereign Bonds		25,851,785		$25,851,785
Synthetic Convertible Securities (Corporate Bonds)		48,641,091		$48,641,091
Synthetic Convertible Securities (U.S. Government and Agency Securities)		1,741,666		$1,741,666
Synthetic Convertible Securities (Sovereign Bonds)		2,751,040		$2,751,040
Synthetic Convertible Securities (Purchased Options)	9,376,737			$9,376,737
Convertible Preferred Stocks	172,623,161	11,945,325		$184,568,486
Structured Equity-Linked Securities		46,347,726		$46,347,726
Common Stocks	1,173,792,171	119,546,600		$1,293,338,771
Warrants	3,196,752			$3,196,752
Short Term Investment	32,304,347			$32,304,347

	$1,391,293,168	$959,120,912	$—	$2,350,414,080

Liabilities:
Interest Rate Swaps		17,575,456		$17,575,456

Total	$—	$17,575,456	$—	$17,575,456

28	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited)
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2011		2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.27		$9.39	$7.92	$16.92	$15.71	$14.44

Income from investment operations:
Net investment income (loss)	0.20	**	0.51 **	0.51 **	0.73 **	0.86 **	0.89

Net realized and unrealized gain (loss)	1.35		1.00	1.82	(8.26)	1.89	1.86

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	(0.01)	(0.13)	(0.32)	(0.33)

Net realized gains (common share equivalent basis)	—		—	—	(0.08)	(0.05)	—

Total from investment operations	1.55		1.51	2.32	(7.74)	2.38	2.42

Less distributions to common shareholders from:
Net investment income	(0.32)		(0.51)	(0.59)	(1.12)	(1.01)	(0.77)

Net realized gains	—		—	—	(0.14)	(0.16)	(0.38)

Return of capital	—		(0.12)	(0.26)	—	—	—

Capital charge resulting from issuance of common and preferred shares	—		—	— (a)	— (a)	—	—

Net asset value, end of period	$11.50		$10.27	$9.39	$7.92	$16.92	$15.71

Market value, end of period	$9.96		$9.06	$8.11	$6.94	$14.70	$14.91

Total investment return based on:(b)
Net asset value	15.79%		17.61%	34.79%	(47.73)%	16.33%	18.03%

Market value	13.68%		20.13%	32.85%	(47.28)%	6.49%	17.99%

Net assets, end of period (000)	$1,776,330		$1,586,968	$1,451,127	$1,223,443	$2,615,012	$2,427,632

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—		$—	$—	$200,000	$1,080,000	$1,080,000

Ratios to average net assets applicable to common shareholders:
Net expenses(c)	2.02%	(d)	2.24%	2.81%	2.35%	1.61%	1.66%

Gross expenses prior to expense reductions and earnings credits(c)	2.02%	(d)	2.24%	2.81%	2.35%	1.62%	1.66%

Net expenses, excluding interest expense	1.40%	(d)	1.46%	1.69%	1.72%	1.61%	1.66%

Net investment income (loss)(c)	3.82%	(d)	5.16%	6.56%	5.43%	5.30%	5.92%

Preferred share distributions	—%		—%	0.09%	0.97%	1.95%	2.18%

Net investment income (loss), net of preferred share distributions from net investment income	3.82%	(d)	5.16%	6.47%	4.46%	3.35%	3.74%

Portfolio turnover rate	10%		25%	11%	53%	48%	48%

Average commission rate paid	$0.0126		$0.0113	$0.0159	$0.0495	$0.0283	$0.0342

Asset coverage per preferred share, at end of period(e)	$—		$—	$—	$177,949	$85,552	$81,216

Asset coverage per $1,000 of loan outstanding(f)	$4,138		$3,944	$3,692	$3,694	$—	$—

**	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Strategic Total Return Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Strategic Total Return Fund (the “Fund”) as of April 30, 2011, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2010 and the financial highlights for each of the five years then ended; and in our report dated December 17, 2010, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
June 20, 2011

30	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing
• Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

• More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

• Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

• Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

• Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

• No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND

Issues new shares on an ongoing basis	Generally issues a fixed number of shares

Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds

Sold at NAV plus any sales charge	Price determined by the marketplace

Sold through the fund’s distributor	Traded in the secondary market

Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	31

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits
• Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

• Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

• Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by BNY Mellon Asset Servicing, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

32	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Automatic Dividend Reinvestment Plan

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	33

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STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.
PERSONAL ASSISTANCE: 800.582.6959
Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.
YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2010, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 21, 2010, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition the Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.432.8224

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

TRANSFER AGENT:
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
K&L Gates LLP
Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2011 Calamos Holdings LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Holdings LLC.

CSQSAN 1946 2011

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics — Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2011

By:	/s/ Nimish S. Bhatt

Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 24, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2011

By:	/s/ Nimish S. Bhatt

Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 24, 2011